CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Exhibit 10.3

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 3, 2022, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 to the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and RXSIGHT, INC., a Delaware corporation with offices located at 100 Columbia, Aliso Viejo, California 92656 (“Borrower”).

A. Collateral Agent, Borrower and Lenders have entered into that certain Loan and Security Agreement dated as of October 29, 2021, as amended by that certain Consent and First Amendment to Loan and Security Agreement dated as of July 6, 2021 (the “First Amendment”) (as further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof;

B. Borrower has requested that Collateral Agent and the Required Lenders modify certain provisions of the Loan Agreement; and

C. Collateral Agent and the Required Lenders have agreed to amend certain provisions of the Loan Agreement, subject to, and in accordance with, the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein.

Agreement

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Required Lenders and Collateral Agent hereby agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.
Amendments to Loan Agreement.
2.1
Preamble. The preamble of the Loan Agreement is amended to (a) replace the address of Oxford with “115 South Union Street, Suite 300, Alexandria, VA 22314” and (b) replace the jurisdiction of formation of Borrower with Delaware.
2.2
Section 2.2(a) (Term Loans - Availability). Clauses (iv) through (vi) of Section 2.2(a) of the Loan Agreement are amended and restated as follows:

“(iv) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Fourth Draw Period, to make term loans to Borrower in an aggregate amount up to Ten Million Dollars ($10,000,000.00) and disbursed in a single advance according to each Lender’s Term D Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term D Loan”, and collectively as the “Term D Loans”). After repayment, no Term D Loan may be re-borrowed.

(v) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Fifth Draw Period, to make term loans to Borrower in an aggregate amount up to Ten Million Dollars ($10,000,000.00) and disbursed in a single advance according to each Lender’s Term E Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term E Loan”, and collectively as the “Term E Loans”; each Term A Loan, Term B Loan, Term

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

C Loan, Term D Loan and Term E Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, Term B Loans, Term C Loans, Term D Loans and Term E Loans are hereinafter referred to collectively as the “Term Loans”). After repayment, no Term E Loan may be re-borrowed.”

2.3
Section 2.2(b) (Term Loans – Repayment). Section 2.2(b) of the Loan Agreement is amended and restated as follows:

“(b) Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the first full calendar month to occur after the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the last calendar day of the calendar month in which such Funding Date occurs. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to (x) twenty-two (22) months if the Amortization Date is May 1, 2025, and (y) ten (10) months if the Amortization Date is May 1, 2026. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

2.4
Section 2.5 (Fees). Section 2.5 of the Loan Agreement is amended by adding the following new subsection (d):

“(d) Second Amendment Fee. A fully-earned, non-refundable amendment fee in the amount of One Hundred Twenty-Five Thousand Dollars ($125,000.00) (the “Second Amendment Fee”) to be shared between the Lenders in accordance with their respective Pro Rata Shares due and payable on the Second Amendment Effective Date.”

2.5
Section 5.10 (Shares). Section 5.10 of the Loan Agreement is amended and restated as follows:

“5.10 Shares. Borrower has full power and authority to create a first lien on the Shares constituting Collateral and no contractual obligation exists that would prohibit Borrower from pledging the Shares constituting Collateral pursuant to this Agreement. To Borrower’s knowledge, there are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to the Shares constituting Collateral. The Shares have been and will be duly authorized and validly issued, and are fully paid and non‑assessable. To Borrower’s knowledge, the Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Borrower knows of no reasonable grounds for the institution of any such proceedings.”

2.6
Section 6.2(a) (Financial Statements, Budget). Clauses (ii) and (iii) of Section 6.2(a) are amended and restated as follows:

“(ii) as soon as available, but no later than ninety (90) days after the last day of Borrower’s fiscal year or within five (5) days of filing with the SEC, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified (other than a qualification with respect to going concern with respect to Borrower’s liquidity position) opinion on the financial statements from an independent certified public accounting firm acceptable to Collateral Agent in its reasonable discretion;

(iii) as soon as available after approval thereof by Borrower’s Board of Directors, but by no later than thirty (30) days after the last day of each of Borrower’s fiscal years, Borrower’s annual financial projections for the entire current fiscal year as approved by Borrower’s Board of Directors, which such annual financial projections shall be set forth in a month‑by‑month format (such annual financial projections as originally delivered to Collateral Agent are referred to herein as the “Annual Projections”; provided that, any revisions of the Annual Projections approved by Borrower’s Board of Directors shall be delivered to Collateral Agent and the Lenders no later than seven (7) days after such Board of Directors’ approval);”.

2.7
Section 6.10 (Financial Covenant). Section 6.10 of the Loan Agreement is amended and restated as follows:

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

“(a) Performance to Plan. Beginning on March 31, 2022 and until the occurrence of the IP Lien Event, Borrower shall achieve net sales revenues (measured in accordance with GAAP and, for the sake of clarity, exclusive of any revenue from intercompany transactions among Borrower and its Subsidiaries), measured on a trailing twelve (12) month basis and tested as of each Measuring Date, greater than or equal to the Required Percentage of the sales revenues target (the product of the Required Percentage and the sales revenue target, the “Performance to Plan Revenue”) for such Measuring Date as set forth on Schedule 6.10(a) attached hereto.

(b) Intellectual Property Lien. At any time, Borrower may elect, by delivering notice to Collateral Agent and the Lenders in writing, to grant and pledge to Collateral Agent a valid, first priority, continuing security interest in Borrower’s Intellectual Property (which security interest may be subject to Permitted Liens) (such notice, the “IP Lien Election Notice”). No later than forty-five (45) days (or, if so requested by Borrower, such later date as Collateral Agent may agree to) following the delivery of such notice, Borrower shall have executed and delivered to Collateral Agent and the Lenders an amendment to this Agreement, intellectual property security agreement, and any other documentation reasonably requested by Collateral Agent to effect the grant of such lien in Borrower’s Intellectual Property (the “IP Lien Event”).”

2.8
Section 6.11 (Landlord Waivers; Bailee Waivers). Section 6.11 is amended and restated as follows:

“6.11 Landlord Waivers; Bailee Waivers. In the event that Borrower or any of its Subsidiaries, after the Effective Date, intends to add any new offices or business locations, including warehouses, or otherwise store any portion of the Collateral with, or deliver any portion of the Collateral (except for (i) Borrower’s Light Delivery Devices (LDDs) temporarily at distribution warehouses described in the Perfection Certfiicate, (ii) Collateral in aggregate book value not exceeding One Million Dollars ($1,000,000.00) at any time consisting of movable items of personal property such as laptop computers, or (iii) inventory at ambulatory surgery centers or sterilizers in the ordinary course of business) to, a bailee, in each case pursuant to Section 7.2, then Borrower or such Subsidiary will first receive the written consent of Collateral Agent and, in the event that the new location is the chief executive office of the Borrower or such Subsidiary or the Collateral at any such new location is valued in excess of Five Hundred Fifty Thousand ($500,000.00) in aggregate book value, such bailee or landlord, as applicable, must execute and deliver a bailee waiver or landlord waiver, as applicable, in form and substance reasonably satisfactory to Collateral Agent prior to the addition of such new offices or business locations, or such storage with or delivery to any such bailee, as the case may be.”

2.9
Section 8.16 (Transactions with Affiliates). Section 8.16 of the Loan Agreement is amended by deleting the last sentence of said Section 8.16.
2.10
Section 13 (Definitions). The defined terms “Federal Reserve Bank of New York’s Website”, “IPO Milestone”, “LIBOR Replacement Rate”, “LIBOR Replacement Spread”, “LIBOR Transition Event”, “Prime Rate Election Event”, “Relevant Governmental Body”, “Series W Warrant”, “Sixth Draw Period”, “Sixth Draw Period Milestone”, “SOFR” and “Term F Loan”, in Section 13 of the Loan Agreement are deleted, as well as any references to such defined terms in any Loan Document. The following defined terms in Section 13 of the Loan Agreement are added or amended and restated, as applicable, as follows:

“1-Month CME Term SOFR” is the 1-month CME Term SOFR reference rate as published by the CME Term SOFR Administrator on the CME Term SOFR Administrator’s Website.

“Amortization Date” is, May 1, 2025; provided, however, if Borrower is in compliance with Section 6.10(a) for each Measuring Date from March 31, 2022 through April 1, 2025 and Borrower has not provided the IP Lien Election Notice prior to May 1, 2025, the Amortization Date shall be May 1, 2026.

“Approved Fund” is any (a) Person, investment company, fund, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender, or (iii) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers or manages a Lender, or (b) any Person (other than a natural person) which temporarily warehouses loans, or provides financing or securitizations, in each case, for any Lender or any entity described in the preceding clause (a).

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

“Basic Rate” is with respect to each Term Loan, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to (a) the greater of (i) the 1-Month CME Term SOFR on the last Business Day of the month that immediately precedes the month in which the interest will accrue and (ii) sixteen hundredths percent (0.16%), plus (b) nine and nine hundredths percent (9.09%). Notwithstanding the foregoing, (i) in no event shall the Basic Rate for any Term Loan be less than nine and one quarter percent (9.25%), and (ii) upon the occurrence of a Benchmark Transition Event, Collateral Agent may, in good faith and with reference to the margin above such interest rate in this definition, amend this Agreement to replace the Benchmark with a replacement interest rate and replacement margin above such interest rate that results in a substantially similar interest rate floor, ceiling and total rate in effect immediately prior to the effectiveness of such replacement interest rate and replacement margin, and any such amendment shall become effective at 5:00 p.m. Eastern time on the third Business Day after Collateral Agent has notified Borrower of such amendment, and (iv) the Basic Rate for the Term Loans for the period from the Second Amendment Effective Date through and including May 31, 2022 shall be 9.8563%. Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole but reasonable discretion and without consent from any other party.

“Benchmark” is, initially, the 1-Month CME Term SOFR; provided, that if a Benchmark Transition Event has occurred with respect to the 1-Month CME Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable replacement rate that has replaced the immediately preceding benchmark rate pursuant to the defined term “Basic Rate”.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator for such Benchmark announcing that such Person has ceased or will cease to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(b) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator for such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; or

(c) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark announcing that such Benchmark is no longer representative or in compliance with the International Organization of Securities Commissions Principles for Financial Benchmarks.

“Borrower” is defined in the preamble hereof.

“CME Term SOFR Administrator” is CME Group Benchmark Administration Limited, as administrator of the forward-looking term SOFR, or any successor administrator.

“CME Term SOFR Administrator’s Website” is the website of the CME Group Benchmark Administrator at http://www.cmegroup.com, or any successor source.

“Fifth Draw Period” is the period commencing on the date of the occurrence of the Fifth Draw Period Milestone, provided that if the Fifth Draw Period Milestone is achieved prior to July 1, 2023, then the Fifth Draw Period shall commence on July 1, 2023, and ending on the earlier of (i) September 30, 2023 and (ii) the occurrence of an Event of Default (unless such Event of Default has been waived in writing by Collateral Agent and the Required Lenders in their sole discretion); provided, however, that the Fifth Draw Period shall not commence if on the date of the occurrence of the Fifth Draw Period Milestone (or July 1, 2023 if the Fifth Draw Period Milestone is achieved prior to July 1, 2023) an Event of Default has occurred and is continuing (unless such Event of Default has been waived in writing by Collateral Agent and the Required Lenders in their sole discretion).

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

“Fifth Draw Period Milestone” is Borrower’s delivery to Collateral Agent and the Lenders of evidence, reasonably satisfactory to Collateral Agent and the Required Lenders in their sole but reasonable discretion that Borrower has achieved trailing twelve (12) month sales revenues (measured in accordance with GAAP) of not less than the amount set forth on Annex A attached hereto as of May 31, 2023, June 30, 2023 or July 31, 2023.

“Final Payment Percentage” is (a) if the Final Payment is due on or after January 1, 2022 through and including October 31, 2022, three percent (3.00%), (b) if the Final Payment is due on or after November 1, 2022 through and including October 31, 2023, four percent (4.00%), and (c) if the Final Payment is due on or after November 1, 2023, five percent (5.00%).

“Fourth Draw Period” is the period commencing on the date of the occurrence of the Fourth Draw Period Milestone, provided that if the Fourth Draw Period Milestone is achieved prior to April 1, 2023, then the Fourth Draw Period shall commence on April 1, 2023, and ending on the earlier of (i) June 30, 2023 and (ii) the occurrence of an Event of Default (unless such Event of Default has been waived in writing by Collateral Agent and the Required Lenders in their sole discretion); provided, however, that the Fourth Draw Period shall not commence if on the date of the occurrence of the Fourth Draw Period Milestone (or April 1, 2023 if the Fourth Draw Period Milestone is achieved prior to April 1, 2023) an Event of Default has occurred and is continuing (unless such Event of Default has been waived in writing by Collateral Agent and the Required Lenders in their sole discretion).

“Fourth Draw Period Milestone” is Borrower’s delivery to Collateral Agent and the Lenders of evidence, reasonably satisfactory to Collateral Agent and the Required Lenders in their sole but reasonable discretion that Borrower has achieved trailing twelve (12) month sales revenues (measured in accordance with GAAP) of not less than the amount set forth on Annex A attached hereto as of February 28, 2023, March 31, 2023 or April 30, 2023.

“IP Lien Election Notice” is defined in Section 6.10(b) hereof.

“IP Lien Event” is defined in Section 6.10(b) hereof.

“Maturity Date” is, for each Term Loan, is February 1, 2027.

“Measuring Date” means, for each fiscal year of Borrower, commencing with Borrower’s 2022 fiscal year until the occurrence of the IP Lien Event, each of March 31, June 30, September 30 and December 31 of such fiscal year.

“Performance to Plan Revenue” is defined in Section 6.10(a) hereof.

“Required Percentage” means (a) seventy-five percent (75%) for the fiscal year ending December 31, 2022, (b) sixty-five percent (65%) for the fiscal year ending December 31, 2023, (c) sixty percent (60%) for the fiscal year ending December 31, 2024 and (d) fifty percent (50%) for the fiscal year ending December 31, 2025 and the fiscal year ending December 31, 2026.

“Second Amendment Effective Date” is May 3, 2022.

“Second Amendment Fee” is defined in Section 2.5(d).

“Term Loan” is defined in Section 2.2(a)(v) hereof.

2.11
Schedule 1.1 (Lenders and Commitments). Schedule 1.1 of the Loan Agreement is amended and restated with Schedule 1.1 attached to this Amendment.
2.12
Exhibit B (Form of Disbursement Letter). Exhibit B of the Loan Agreement is amended to remove references to the Term [F] Loan.
2.13
Exhibit C (Form of Compliance Certificate). Exhibit C of the Loan Agreement is amended and restated with Exhibit C attached to this Amendment.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

2.14
Exhibit D (Form of Secured Promissory Note). Exhibit D of the Loan Agreement is amended to remove references to the Term [F] Loan.
3.
Limitation of Amendment.
3.1
The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.
3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.
4.
Representations and Warranties. To induce Collateral Agent and the Required Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and the Required Lenders on the date hereof as follows:
4.1
Immediately prior to and after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date) and (b) no Event of Default has occurred and is continuing;
4.2
Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3
The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not (i) contravene any material Requirement of Law applicable thereto, (ii) contravene any order, judgment or decree of any Governmental Authority binding on Borrower, (iii) contravene the organizational documents of Borrower, or (iv) constitute an event of default under any material agreement by which Borrower or any of its Subsidiaries, or their respective properties, is bound;
4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) binding on Borrower; and
4.6
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.
Loan Document. Borrower, Lenders and Collateral Agent agree that this Amendment shall be a Loan Document. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect without alteration

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.
6.
Release by Borrower.
6.1
FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and each Lender and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment solely to the extent such claims arise out of or are in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing (collectively “Released Claims”).
6.2
In furtherance of this release, Borrower expressly acknowledges and waives the provisions of California Civil Code Section 1542 (and any similar provision under the laws of any state), which states:

“A general release does not extend to claims THAT the creditor OR RELEASING PARTY does not know or suspect to exist in his or her favor at the time of executing the release AND THAT, if known by him or her, WOULD HAVE materially affected his or her settlement with the debtor OR RELEASED PARTY.”

6.3
By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected in relation to the Released Claims; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Collateral Agent or Lenders with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.
6.4
This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.
7.
Effectiveness. This Amendment is contingent upon, and shall be deemed effective as of the date hereof, upon the satisfaction of each of the following conditions: (a) the Collateral Agent’s receipt of this Amendment duly executed by Borrower, the Collateral Agent and each Lender, (b) the Collateral Agent’s receipt of duly executed updated Perfection Certificates for Borrower and each of its

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Subsidiaries, (c) Collateral Agent’s receipt of a Corporate Borrowing Certificate duly executed by Borrower, and (d) Collateral Agent’s receipt of the Second Amendment Fee.
8.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. Delivery by electronic transmission (e.g. “.pdf”) of an executed counterpart of this Amendment shall be effective as a manually executed counterpart signature thereof.
9.
Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.
10.
Conformed Loan and Security Agreement. A conformed, marked copy of the Loan Agreement, inclusive of the amendments to the Agreement pursuant to this Amendment and the First Amendment, is attached hereto as Exhibit D for convenience only and the parties agree that no party shall rely on such conformed, marked copy.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

RXSIGHT, INC.

By /s/ Shelley B. Thunen
Name: Shelley B. Thunen
Title: CFO

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

[Signature Page to Second Amendment to Loan and Security Agreement]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

SCHEDULE 1.1

Lenders and Commitments

	Term A Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$25,000,000.00	100.00%
TOTAL	$25,000,000.00	100.00%

Term B Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$5,000,000.00	100.00%
TOTAL	$5,000,000.00	100.00%
	Term C Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$10,000,000.00	100.00%
TOTAL	$10,000,000.00	100.00%

Term D Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$10,000,000.00	100.00%
TOTAL	$10,000,000.00	100.00%
	Term E Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$10,000,000.00	100.00%
TOTAL	$10,000,000.00	100.00%

	Aggregate (all Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$60,000,000.00	100.00%
TOTAL	$60,000,000.00	100.00%

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

SCHEDULE 6.10(a)

Performance to Plan Revenue

Quarter	Trailing Twelve Months Revenue	Required Percentage	Performance to Plan Revenue
March 31, 2022	[***]	[***]	[***]
June 30, 2022	[***]	[***]	[***]
September 30, 2022	[***]	[***]	[***]
December 31, 2022	[***]	[***]	[***]
March 31, 2023	[***]	[***]	[***]
June 30, 2023	[***]	[***]	[***]
September 30, 2023	[***]	[***]	[***]
December 31, 2023	[***]	[***]	[***]
March 31, 2024	[***]	[***]	[***]
June 30, 2024	[***]	[***]	[***]
September 30, 2024	[***]	[***]	[***]
December 31, 2024	[***]	[***]	[***]
March 31, 2025	[***]	[***]	[***]
June 30, 2025	[***]	[***]	[***]
September 30, 2025	[***]	[***]	[***]
December 31, 2025	[***]	[***]	[***]
March 31, 2026	[***]	[***]	[***]
June 30, 2026	[***]	[***]	[***]
September 30, 2026	[***]	[***]	[***]
December 31, 2026	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

ANNEX A

Fourth Draw Period Milestone and Fifth Draw Period Milestone

Amount
Fourth Draw Period Milestone	[***]
Fifth Draw Period Milestone	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender
FROM:	RXSIGHT, INC.

The undersigned authorized officer (“Officer”) of RXSIGHT, INC., a Delaware corporation (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;

(b) There are no Events of Default, except as noted below;

(c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required foreign, federal and material state and local tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, and material state and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Quarterly within 45 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 90 days after FYE		Yes	No	N/A
3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 30 days after FYE), and when revised		Yes	No	N/A
4)	A/R & A/P agings	If applicable		Yes	No	N/A
5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
7)	IP Report	When required		Yes	No	N/A
8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
10)	Total aggregate assets held at Borrower’s Foreign Subsidiaries	$___________________	$________	Yes	No	N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Financial Covenants

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

	Covenant	Requirement	Actual	Compliance
1)	Minimum sales (trailing twelve (12) months)	Required Percentage of projections (at least [***] for FYE 2022, at least [***] for FYE 2023, at least [***] for FYE 2024 and at least [***] for FYE 2025 and FYE 2026)	__%	Yes	No	N/A
		$_________	$________

Other Matters

1)	Has any Key Person ceased to be actively engaged in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)

Have there been any new or pending claims or causes of action against Borrower that could reasonably be expected to result in aggregate damages of more than Two Hundred Fifty Thousand Dollars ($250,000.00)?

		Yes	No

4)

Have there been any amendments of or other changes to the capitalization table of Borrower (which are material) and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

RXSIGHT, INC.

By:
Name:
Title:
Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

EXHIBIT D

Conformed, marked copy of the Loan Agreement

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii)
would be competitively harmful if publicly disclosed.